EXHIBIT 10.56
     December 9, 1999
     Bank One Deal #

Northeast Utilities
107 Selden Street
Berlin, CT   06037


Dear Sirs:

The purpose of this letter agreement, including Appendices A, B and C attached hereto, (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between Party A and Party B on the Trade Date specified below (the "Transaction"). Appendix C shall constitute a Credit Support Annex for purposes of the Transaction. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions (the "1991 Swap Definitions"), as supplemented by the 1998 Supplement to the 1991 Swap Definitions (together, the "Swap Definitions") and in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions", together with the Swap Definitions, the "Definitions") (in each case as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between the Swaps Definitions and the Equity Definitions, the Equity Definitions will govern, and between the Definitions and the provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Swap Definitions.

     If Party A and Party B are parties to the 1992 ISDA Master Agreement (the "Agreement"), this Confirmation supplements, forms a part of, and is subject to such Agreement. If Party A and Party B are not yet parties to the Agreement, they agree to use their best efforts promptly to negotiate, execute, and deliver the Agreement, including Party A's standard form of Schedule, with such modifications as Party A and Party B shall in good faith agree. Upon execution and delivery by Party A and Party B of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until Party A and Party B execute and deliver the Agreement, this Confirmation (together with all other Confirmations of Transactions previously entered into between them, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the terms in the pre-printed 1992 ISDA
Master Agreement, as if, on the Trade Date of the first such Transaction between them, Party A and Party B had executed that agreement
(incorporating therein Party A's standard form of Schedule) and had specified that the Automatic Early Termination provisions contained in
Section 6(a) of such agreement would not apply.

     The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

     Party A and Party B expressly acknowledge that, in reliance upon the other party's entering into the Transaction evidenced by this Confirmation, each party has made (or refrained from making) substantial financial commitments and has taken (or refrained from taking) other material actions.

     All payments in connection with this Transaction shall be made in U.S. Dollars.

     In this Confirmation, "Party A" means Bank One, NA (Illinois) and "Party B" means Northeast Utilities.

2. The terms of the Transaction to which this Confirmation relates are as follows:

     General Terms:

     Trade Date:                   December 9, 1999

     Effective Date:                    December 9, 1999

     Termination Date:             December 31, 2000 subject to
adjustment in accordance with the
Modified Following Business Day
Convention, the terms of the Party B
Net Settlement Option, the Party A
Optional Termination and the  Party B
Optional Termination.

     Transaction Type:                  Equity Forward

     Seller:                            Party A

     Buyer:                             Party B (sometimes also referred to
as the "Issuer").

     Shares:                            Common Shares, par value $5.00, of
Party B.

     Closing Price on the Exchange
     As of the Business Day Prior
     To the Trade Date:                 $ 21.25

     Notional Amount:                   Initially, an amount equal to the
Accumulated Adjusted Principal Share
Amount, up to an amount equal to the
Principal Share Amount, in each case
multiplied by the Initial Share
Price.

     Principal Share Amount:            The number of Shares that represent
purchase prices in an aggregate
principal amount of $115,000,000.

Accumulated Adjusted Principal
     Share Amount:                      On any Valuation Date during the
Initial Pricing Period the aggregate
number of Shares purchased by  Party
A up to the Principal Share Amount,
for which full payment has been made
by Party A.

     Initial Share Price:               The weighted average of the Average
Share Prices for all Valuation Dates
occurring during the Initial Pricing
Period or, if the last day of a
Calculation Period shall occur prior
to the completion of the Initial
Pricing Period, the weighted average
of the Average Share Price for all
Valuation Dates occurring to and
including the last day of the
relevant Calculation Period.

     Average Share Price:               For any Valuation Date, the weighted
average price of the Shares purchased
by Party A on such Valuation Date
(plus a $.04 per share commission
charged by Party A).

     Initial Pricing Period:            The earlier to occur of (i) the
Business Day that is 22 Trading Days
prior to the acquisition by Party B
of Yankee Energy System, Inc.
pursuant to the terms of the
Agreement and Plan of Merger dated as
of June 14, 1999 between Yankee
Energy System, Inc. and Party B (the
"Merger Agreement"),  which
acquisition is currently expected to
be April 15, 2000, subject to
extension to such later date as is
permitted by the Merger Agreement,
and for which Party B has provided
written notice to Party A and (ii)
the Exchange Business Day on which
Shares with an aggregate purchase
price of $115,000,000 have been fully
purchased by Party A.

     Appendix B:    As promptly as practicable after
Party A has completed its purchases
for a given Trading Day during the
Initial Pricing Period, Party A and
Party B shall update Appendix B
hereto in which the parties shall
specify (i) the Trading Day on which
Party A acquired Shares, (ii) the
Accumulated Adjusted Principal Share
Amount acquired by Party A on such
Trading Day, (iii) the Average Share
Price at which Shares were acquired
by Party A on such Trading Day, (iv)
the product of (a) the Accumulated
Adjusted Principal Share Amount
acquired by Party A on each such
Trading Day and (b) the Average Share
Price for such Trading Day, and (v)
an amount, expressed as a percentage,
equal to the USD-LIBOR-BBA as in
effect on two Business Days prior to
the Funding Day relating to such
Trading Day.  Party A shall send
Party B a revised Appendix B.  Party
B shall review the revised Appendix B
containing Party A's revisions
thereto and return it to Party A or
notify Party A of any disagreement
with respect to such revisions.  If
Party B does not notify Party A of a
disagreement with respect to such
revisions by the close of business on
the second Exchange Business Day
following actual receipt of the
revised Appendix B by Party B, Party
B shall be deemed to have agreed to
Party A's revisions thereto, absent
manifest error.

     Valuation Date:                    In respect of the Initial Pricing
Period, any Exchange Business Day on
which a Market Disruption Event has
not occurred.  In respect of the
Final Pricing Period, any Exchange
Business Day on which a Registration
Suspension Event or Market Disruption
Event has not occurred.

     Exclusion Period:                  The first minute of trading and the
last one-half hour before the
scheduled close of trading on the
Exchange.

     Calculation Period:                The period from and including a
Calculation Period Interest Reset
Date to but excluding the next
succeeding Calculation Period
Interest Reset Date, provided that,
the first Calculation Period Interest
Reset Date will commence on the
Effective Date and the final
Calculation Interest Period will end
on and exclude the Termination Date.

          Calculation Period
          Interest Reset Dates:         The 15th day of each January, April,
July and October, commencing on
January 15, 2000.

          Party A Calculation Period
          Payment Dates:                The 15th day of each January, April,
July and October, commencing on
January 15, 2000.

          Party A Payment:              The Dividend Amount (as defined
below).

          Party B Calculation Period
          Payment Dates:                The 15th day of each January, April,
July and October, commencing on
January 15, 2000.


          Party B Payment:              An amount in U.S. Dollars equal to
the Interest Amount determined as of
the relevant Party B Calculation
Period Payment Date.

          Floating Rate Option:         USD-LIBOR-BBA

          Spread:                       2.50%

          Designated Maturity:               Three Months

          Interest Amount/Net
          Interest Amount:              The payment obligation of Party A and
Party B on such Calculation Period
Payment Dates in respect of the
Dividend Amount (defined below) and
any Interest Amounts shall be netted,
such that the party obligated to pay
the greater amount shall pay to the
other party an amount equal to the
difference between such amounts (the
"Net Interest Amount").

                                        For each Calculation Period during
the Initial Pricing Period, an amount
equal to the sum of each of the
products of (a) the Notional Amount
acquired by Party A on any Trading
Day, and (b) for each such Trading
Day, (i) the number of calendar days
from and including the related
Funding Day to and including the last
day of the most current Calculation
Period, divided by (ii) three hundred
sixty (360), and (c) USD-LIBOR-BBA
(using an agreed upon interpolated
designated maturity) in effect on the
second Business Day prior to a
Funding Day, plus Spread; and for
each Calculation Period thereafter,
the product of the Notional Amount
and USD-LIBOR-BBA, plus the Spread
(subject to adjustment in all cases
in accordance with the Modified
Following Business Day Convention).

In the case either Net Cash
Settlement or Net Share Settlement
has been designated as the Method of
Settlement, the Notional Amount (and
the accrued interest attributable
thereto) shall be reduced during the
Final Reference Share Price Pricing
Period by amounts equal to the Net
Proceeds (defined below) received by
Party A in respect to sales of the
Shares, which reduction shall occur
on the Business Day on which such Net
Proceeds are received as immediately
available funds by Party A. The
Calculation Agent may rely on the
information provided pursuant to
"(D)-Physical Settlement" hereunder
unless Party A delivers notice of any
failure to receive an anticipated
payment in respect of the Shares sold
or because of any Settlement
Disruption Event or an amendment to
the time of payment in respect of any
Shares sold.

Dividend Amount:         An amount in USD equal to the sum of:

(i)  The aggregate amount in respect of
all dividends declared by the Issuer
to which the record holder of the
Principal Share Amount (provided,
however, that for purpose of
determining the Dividend Amount in
the case either Net Cash Settlement
or Net Share Settlement has been
designated as the Method of
Settlement, the Principal Share
Amount shall be reduced by the number
of Shares sold by Party A prior to
the record date in respect of any
dividend declared in respect of the
Shares during the Final Reference
Share Price Pricing Period) would be
entitled by virtue of the occurrence
of a dividend record date during the
period from the Effective Date to the
Settlement Date (other than any
Lagging Dividend Payment Amount or
any dividends resulting in an
Adjustment due to a Potential
Adjustment Event); and

     (ii) An amount representing the interest that could have been earned on such dividends described in (i) at a rate equal to USD-LIBOR-BBA for a designated maturity of one month (any non-conforming period shall be linearly interpolated by the
Calculation Agent) for the period
from the date that such dividends
were or would have been received, for
which a Party A Calculation Period
Payment Date is a compounding date;
the applicable compounding rate for
each compounding period is USD-LIBOR-
BBA with a designated maturity of one
month, for which the Day Count
Fraction is Actual/360 and the
Following Business Day Convention
will apply, and for which compounding
is applicable to the Settlement Date

Lagging Dividend Payment
Amount:                            In the event that a dividend is
declared and payable to a holder of
record prior to the Settlement Date
of this Transaction but such dividend
has not been paid on or before such
Settlement Date, Party A agrees to
pay to Party B an amount equal to the
dividends received by Party A in
respect of the Number of Shares on
the next succeeding Business Day
after the payment is received.

          Day Count Fraction:           Actual/360


     Party A and Party B Final Payments

Termination Settlement
Payment Options:              In respect of the Termination Date
(including, in case any Event of
Default or Termination Event has
occurred, the related Early
Termination Date) Party B shall elect
one of the following Settlement
Options (each a "Method of
Settlement"):

(A)   Gross Physical
Settlement:                   Unless Party B has specified Net Cash
Settlement or Net Share Settlement in
accordance with the terms hereof, on
the Settlement Date, Party A will
deliver the Principal Share Amount to
Party B, and Party B will pay to
Party A an amount in USD equal to the
sum of (i) the Notional Amount and
(ii) the Net Interest Amount.

(B)   Net Cash
Settlement:                   If Party B has specified Net Cash
Settlement as the Method of
Settlement, Party A will sell a
number of Shares equal to the
Principal Share Amount, in accordance
with the terms hereof.  On the
related Settlement Date, Party A will
pay to Party B, an amount in USD
equal to the product of the Principal
Share Amount and the Final Reference
Share Price, and Party B will pay to
Party A an amount in USD equal to the
sum of (i) the Notional Amount and
(ii) the Net Interest Amount (which
will reduce the amount due from Party
B if the Net Interest Amount is
negative). The payment obligations of
Party A and Party B on such date in
respect of such amounts shall be
netted, such that the party obligated
to pay the greater amount shall pay
to the other party an amount equal to
the difference between such amounts.

                                        If Party A is required to pay such
differences on such Settlement Date
from the aggregate Net Proceeds
(defined below) of the sales of
Shares, Party A will pay such
difference to Party B in accordance
with the preceding sentence and shall
retain the remainder of such
proceeds.  If Party B is obligated to
pay such difference, Party B will pay
such amount to Party A.

(C)   Net Share
Settlement:                   If Party B has specified Net Share
Settlement as the Method of
Settlement, Party A shall sell, in
accordance with the terms hereof,
such number of Shares from the
Principal Share Amount that will
generate aggregate Net Proceeds equal
to the sum of (i) the Notional Amount
and (ii) the Net Interest Amount.

                                        If during the Final Reference Share
Price Pricing Period Party A receives
aggregate Net Proceeds equal to the
sum of (i) the Notional Amount and
(ii) the Net Interest Amount (which
will reduce the amount due from Party
B if the Net Interest Amount is
negative) from the sale of a number
of Shares that is less than the
Principal Share Amount, on the
relevant Settlement Date Party A
shall deliver to Party B a number of
Shares equal to the excess of the
Principal Share Amount less such
number of Shares sold by Party A
during such period (the "Party A Net
Share Settlement Delivery").

                                        If during the Final Reference Share
Price Pricing Period Party A sells a
number of Shares equal to the
Principal Share Amount and Party A
receives aggregate Net Proceeds from
such sales in an amount that is less
than the sum of (i) the Notional
Amount and (ii) the Net Interest
Amount, Party A shall notify Party B
of such fact, and by 4:30 p.m. New
York time on the second Exchange
Business Day following such
notification  Party B shall deliver a
number of additional Shares (which
Party A reasonably estimates is equal
in value to the Shortfall (defined
below)) (the aggregate number of
additional Shares, delivered pursuant
to this Net Share Settlement
methodology, the "Party B Net Share
Settlement Delivery") to Party A,
which will be sold by Party A using
the Offering Method determined
pursuant to this Confirmation as
described below (to the extent that
such sales are required to generate
aggregate Net Proceeds equal to the
excess  of (A) the sum of (i) the
Notional Amount and (ii) the Net
Interest Amount over (B) the
aggregate Net Proceeds received by
Party A from the sale of the
Principal Share Amount (for purposes
of determining the obligation of
Party B in connection with Net Share
Settlement.  The term "Shortfall" at
anytime and from time to time means
the US Dollar amount by which the sum
of (i) the Notional Amount and (ii)
the Net Interest Amount exceeds the
aggregate Net Proceeds, if any,
actually received from the sale of
(i) all or a portion of the Number of
Shares plus (ii) additional Shares
delivered pursuant to the Party B Net
Share Settlement Delivery)). Party A
shall use its best efforts to sell
only such additional Shares as shall
generate aggregate Net Proceeds equal
to the Shortfall and return the
excess Shares, if any, to Party B. In
the event the additional Shares
delivered by Party B to Party A are
sold for an amount that is less than
the Shortfall, Party A shall notify
Party B of such fact and by 4:30 p.m.
New York time on the second Exchange
Business Day following such
notification Party B shall deliver
additional Shares to Party A and,
subject to Party B's delivery of a
Sale Revocation and Designation
Notice (defined below) in connection
with Physical Settlement (defined
below), Party B shall continue to so
deliver additional Shares upon
notification until the aggregate Net
Proceeds received by Party A from the
sale of all such Shares delivered by
Party B to Party A results in a
Shortfall equal to zero; provided,
however, that notwithstanding Party
B's obligations set forth in Appendix
A hereto, in the event that Party B
is required pursuant to this
paragraph to deliver additional
Shares and is unable to deliver
additional Shares which are at the
time of delivery duly authorized,
validly issued, fully paid and
nonassessable and free of any liens,
claims or encumbrances (except liens,
claims or encumbrances pursuant to
this Transaction), or Party B
otherwise fails to deliver such
additional Shares and such inability
or failure continues for five
Exchange Business Days (the "Net
Share Settlement Incapacity Event"),
such Net Share Settlement shall be
deemed terminated and Party B shall
be obligated to pay Party A within
five Business Days from the date of
the Net Share Settlement Incapacity
Event an amount in cash equal to the
amount of the Shortfall  that has not
been received from the sale of
additional Shares as of the date of
the Net Share Settlement Incapacity
Event and Party A shall deliver to
Party B any additional Shares
received in respect of such Shortfall
and not sold by Party A as of the
date of the Net Share Settlement
Incapacity Event.

The term "Net Proceeds" in respect of
a sale of Shares shall mean gross
proceeds of such sale less reasonable
and customary discounts, fees,
commissions and expenses (the "Sale
Expenses"), including, but not
limited to, reasonable commissions,
discounts, fees and expenses
customarily  payable to
underwriter(s) in the case of a
Registered Offering (defined below)
or to a placement agent in the case
of an Exempt Offering (defined
below), which may include reasonable
amounts customarily payable to a
party acting as underwriter or
placement agent, as well as any
additional reasonable fees and
expenses of any dealers engaged by
any such underwriter or placement
agent which are customarily payable.

(D)  Physical
Settlement:                   In the event Party B elects either
Net Cash Settlement or Net Share
Settlement, Party A agrees to provide
to Party B not later than 5:00 PM on
any Business Day on which it has sold
Shares a report of the number of
Shares sold, the average sale price
and the aggregate Net Proceeds
received by Party A from such sales
and a reasonable breakdown of the
Sales Expenses.

                              At any time after the designation of
the Method of Sale, and if
applicable, the Offering Method, but
prior to the execution and delivery
of any underwriting agreement with
respect to the Shares, Party B may
deliver to Party A a revocation of
the Net Cash Settlement or Net Share
Settlement Method of Settlement and
request the suspension of any further
sales of Shares in respect of this
Transaction by Party A (a "Sale
Revocation  and Designation Notice")
effective on the Business Day
immediately following delivery of
such Sale Revocation and Designation
Notice. Receipt of the Sale
Revocation and Designation Notice
shall obligate Party A to suspend any
sales and solicitations of orders to
buy the Shares but shall not affect
Party A's obligations to perform any
settlement or delivery of Shares in
connection with sales previously
agreed and sales which are pending
agreement on the date such Sale
Revocation and Designation Notice is
received and which have been agreed
before the close of business on such
date.  Upon receipt of a Sale
Revocation and Designation Notice,
Party A shall report to Party B the
number of Shares that remain unsold
(which may be some or all of the
Principal Share Amount and any
additional Shares) as of the Business
Day succeeding delivery of the Sale
Revocation and Designation Notice
(the "Remaining Shares").  In the
event of delivery of the Sale
Revocation and Designation Notice,
Party B shall be required to deliver
to Party A a cash amount in respect
of the Remaining Shares such that the
amount paid by Party B to Party A for
the Remaining Shares plus the
aggregate Net Proceeds received by
Party A from the sale of other Shares
in connection with the Net Cash
Settlement or the Net Share
Settlement equals (i) the Notional
Amount plus (ii) the Net Interest
Amount, and Party A shall be required
to deliver to Party B the Remaining
Shares. Settlement and delivery of
the Remaining Shares and payment
therefor shall be made by the parties
on the second Business Day after the
delivery of such Sale Revocation and
Designation Notice.

(E)   Offering Method         Upon receipt of notice designating
either Net Cash Settlement or Net
Share Settlement as the Method of
Settlement, Party B may determine the
offering method (the "Offering
Method") including whether the Shares
to be sold will be offered pursuant
to a registration statement filed or
to be filed (a "Registered Offering")
pursuant to the Securities Act of
1933 (the "1933 Act"), subject to
Party A's consent to a Registered
Offering, which consent shall not be
unreasonably withheld.

                                        If Party B determines the Shares will
be offered in a Registered Offering
and Party A consents to a Registered
Offering (which consent shall not be
unreasonably withheld), Party B (and
to the extent required therein, Party
A) will use their reasonable efforts
to comply in all material respects
with the Registration Procedures set
forth in Appendix A attached hereto.
 In the event that Party A, and its
underwriter(s), upon advice from
their respective counsel, reasonably
object to the form or substance of
the registration statement, Party A
will deliver to Party B a suspension
request stating the reason or reasons
for such objection ("Suspension
Request") and Party B will either (i)
modify or amend the registration
statement to address such reasonable
objection(s) or (ii) suspend the
preparation of such registration
statement with respect to the
offering of the Principal Share
Amount. In addition, if such
registration statement has been filed
and identifies either Party A or the
Principal Share Amount and Party B
determines not to amend or modify, or
that it cannot amend or modify the
registration statement to address
Party A's or its underwriter(s)'
reasonable objections, Party B will
withdraw such registration statement
pursuant to Rule 259 (or its
successor) of the 1933 Act if such
registration statement relates solely
to the offering of the Principal
Share Amount.  In the event that no
registration statement has been filed
identifying Party A or the Principal
Share Amount and Party B determines
not to amend or modify, or that it
cannot amend or modify the
registration statement to address
Party A's or its underwriter(s)'
reasonable objections, Party B may
within five Business Days of the
delivery of the Suspension Request
determine whether the Principal Share
Amount will be sold pursuant to an
offering that is exempt from the
registration requirements of the 1933
Act (an "Exempt Offering") as the
means of sale in respect of either a
Net Cash Settlement or a Net Share
Settlement or designate Gross
Physical Settlement as the Method of
Settlement. If, however, a
registration statement identifying
Party A or the Principal Share Amount
has been filed and such registration
statement is not amended to address
Party A's or its underwriter(s)
reasonable objections or  has been
withdrawn, as set forth herein, then
not later than the third succeeding
Business Day from the receipt of the
Suspension Request Party B shall
deliver to Party A a notice
designating Gross Physical Settlement
as the Method of Settlement.

                              In the event Party A delivers to
Party B a notice that it will not
consent to Party B's determination
that the Principal Share Amount are
to be sold in a Registered Offering
as provided herein, Party B may,
within five Business Days from the
delivery of such notice, either
revoke the Net Cash Settlement or Net
Share Settlement Method of Settlement
and designate Gross Physical
Settlement as the Method of
Settlement or elect to have Party A
pursue the contemplated sale of
Shares in connection with Net Cash
Settlement or Net Share Settlement
through an Exempt Offering. If an
Exempt Offering is pursued and Party
B and its counsel object to the
exemption to be relied on pursuant to
which Shares are to be sold by Party
A or the opinion of counsel to Party
A or any related documentation to be
used in connection with the Exempt
Offering, Party B may deliver a
notice of suspension to Party A and
Party B may either (i) designate
Gross Physical Settlement as the
Method of Settlement, (ii) renew its
solicitation of Party A's consent for
a Registered Offering within five
Business Days of its delivery of any
notice of objection or (iii) subject
to the consent of Party A and its
counsel (which consent will not be
unreasonably withheld), request an
alternative Exempt Offering.

                                        Notwithstanding the foregoing, if an
Event of Default or Termination Event
has occurred and is continuing with
respect to Party B, Party B will be
foreclosed from making any
determination as to the Offering
Method and, subject to the terms
hereof and all applicable regulatory
requirements, such determination
shall be in Party A's sole
discretion.  In connection with any
Offering Method, Party B shall
cooperate with the reasonable
requirements of Party A and its
underwriter(s) and Party A and its
underwriter(s) shall cooperate with
the reasonable requests of Party B,
including without limitation
providing such additional information
as may reasonably be required so that
any offering document to be used does
not contain any untrue statement of a
material fact or omit to state a
material fact necessary in order to
make the statements made in such
offering document, in light of the
circumstances under which they were
made, not misleading.

Final Reference Share Price:       In respect of the number of Shares
sold by Party A in connection with a
Net Cash Settlement or a Net Share
Settlement, the average Net Proceeds
per Share of all sales of the Shares
sold by Party A in (i) transactions
on the Exchange at the exchange
prices received  by Party A, if any,
(ii) a Registered Offering, if any,
based on the public offering price
and (iii) transactions with
recognized dealers or principals in
the private placement market which
are unaffiliated with Party A
pursuant to an Exempt Offering, if
any, and with or through which Party
A effects any sales of Shares
pursuant to a Net Cash Settlement or
Net Share Settlement, which may be
shortened by the delivery of a Sale
Revocation and Designation Notice by
Party B.

     Final Reference
Share Price Pricing Period:        The period commencing on the
Termination Date, and continuing
until the completion of the
deliveries and any sales of Shares
related thereto required for Net Cash
Settlement or Net Share Settlement.

Notwithstanding any other provisions
set forth herein, in the event that
the Settlement Date for this
transaction has been delayed to a
date that is the one year anniversary
of the Termination Date for any
reason, including, without
limitation, because a Net Share
Settlement or a Net Cash Settlement
has been designated and the Final
Reference Share Price Pricing Period
has not been completed, or in the
case of any designated Method of
Settlement because of any Market
Disruption Event or Settlement
Disruption Event, then on the
Business Day next succeeding such
anniversary, Party B shall be deemed
to have delivered a Sale Revocation
and Designation Notice to Party A
suspending any further sales pursuant
to the terms and conditions set forth
in "(D)- Physical Settlement".
Pursuant to such paragraph (D)-
Physical Settlement, on the date such
Sale and Revocation and Designation
Notice is delivered any unsold Shares
shall be deemed to be Remaining
Shares and the payment and delivery
procedures set forth in such
paragraph shall govern the payment
and delivery obligations of the
parties

Settlement Dates:                  To the extent not otherwise provided
for hereunder, each of (i) the third
Exchange Business Day following the
end of the Final Reference Share
Price Pricing Period in the case of
Net Cash Settlement or Net Share
Settlement, and (ii) the next
Exchange Business day following (a)
the Termination Date that Party B
specifies or is deemed to have
specified in a Termination Notice
hereunder specifying Gross Physical
Settlement as the Method of
Settlement or (b) the Termination
Date that is applicable in the event
Party B is deemed to have specified
Gross Physical Settlement as the
Method of Settlement in the case of
Gross Physical Settlement.

                              If a Settlement Disruption Event
prevents a Net Share Settlement or a
Net Cash Settlement on the day that
otherwise would have been the
Settlement Date, then the Settlement
Date will be the first succeeding day
on which settlement can take place
through the Clearance System unless a
Settlement Disruption Event prevents
settlement on each of the ten (10)
consecutive Clearance System Business
Days immediately following the
original date that, but for such
Settlement Disruption Event, would
have been the Settlement Date.  In
that case, (a) if the Shares can be
delivered in any other commercially
reasonable manner, then the
Settlement Date will be the first day
on which settlement of a sale of
Shares executed on that tenth (10th)
Clearance System Business Day
customarily would take place using
such other commercially reasonable
manner of delivery (which other
manner of delivery will be deemed the
Clearance System for purposes of
delivery of the relevant Shares), and
(b) if the Shares cannot be delivered
in any other commercially reasonable
manner, then the Settlement Date will
be postponed until delivery can be
effected through the Clearance System
or any other commercially reasonable
manner.

Settlement Disruption Event:       An event beyond the control of the
parties as a result of which (i) the
Clearance System cannot clear the
transfer of the Shares or (ii) in the
case of any Shares in physical
certificate form, the payment system
for bank fund transfers (e.g. the
Federal Reserve wire payment system)
cannot make electronic funds payments
or otherwise transfer funds in the
ordinary course.

Trading Day:                       An Exchange Business Day other than
an Exchange Business Day on which (i)
a Market Disruption Event occurs, or
(ii) Party B, by notice to Party A by
8:30 a.m., New York time, determines,
on the advice of counsel respecting
applicable federal securities laws,
that such day shall not be a Trading
Day for one or more purposes of this
Transaction specified by Party B in
accordance with such advice.

Funding Day:                       The third Exchange Business Day after
a Trading Day.

Exchange Business Day:             Any day that is (or, but for the
occurrence of a Market Disruption
Event, would have been) a Trading Day
on the Exchange other than a day on
which trading on the Exchange is
scheduled to close prior to its
regular weekday closing time.

Market Disruption Event:           The occurrence or existence on any
Exchange Business Day of any
suspension of or material limitation
imposed on trading (by reason of
movement in price exceeding limits
permitted by the relevant exchange or
otherwise) on the Exchange in the
Shares, if, in the reasonable
determination of the Calculation
Agent, such suspension or limitation
prevents such day from being used as
a Trading Day.

Exchange:                          The New York Stock Exchange.

Calculation Agent:                 Party A, whose determinations and
calculations hereunder as Calculation
Agent will be binding in the absence
of manifest error.  Subject to the
foregoing, the Calculation Agent will
have no responsibility for good faith
errors or omissions in making any
determination or calculation as
provided herein.

Party A Optional
Termination:                            In addition to any other termination
rights that Party A may have under
the Agreement, in the event of any
Merger Event, the terms of which are
Share-for-Other or Share-for-
Combined, pursuant to which a
registered holder of Shares is
entitled to receive cash
consideration in connection with the
Merger Event, Party A shall have the
right within three Business Days
after the payment of any cash
consideration in connection with the
Merger Event, to cause the
Transaction to terminate in part
before the originally scheduled
Termination Date by giving a
Termination Notice to Party B
designating a Termination Date not
earlier than five Business Days after
the delivery date of the Termination
Notice and making the Partial
Termination Payments consisting of
(i) a deemed payment by Party B to
Party A by means of the Merger
Termination Payment (defined below)
and (ii) the payment by Party A to
Party B of the Premium Cash Merger
Payment (defined below) on the date
designated as the Termination Date.

"Merger Termination Payment" means an
amount equal to the  product of (i)
the Termination Share Amount (defined
below) and (ii) the Per Share Cash
Component (defined below).

"Termination Share Amount" means the
number of Shares equal to the product
of (i) the Principal Share Amount and
(ii) a fraction, the numerator of
which is equal to the Per Share Cash
Component and the denominator of
which is equal to the per share total
consideration of such offer.

"Per Share Cash Component" means the
per share cash component of any offer
to purchase the Shares underlying the
Merger Event.

                              "Premium Cash Merger Payment" means
the amount equal to the product of
(i) the Termination Share Amount and
(ii) the result of the per share
total consideration of any offer to
purchase the Shares underlying the
Merger Event, minus the Initial Share
Price, provided, however, that such
difference shall not be less than
zero.

     Party B Optional Termination:      In addition to any other termination
rights that Party B may have under
the Agreement, Party B may elect to
cause this Transaction to terminate
in whole, or in part, before the
originally scheduled Termination Date
for any reason by giving a
Termination Notice to Party A during
the last five Business Days prior to
any Party B Calculation Period
Payment Date and designating a
Termination Date.

                                        Except for the originally scheduled
Termination Date for which no written
notice is required, no Termination
Date designated hereunder may be set
unless Party A has received prior
written notice of not less than 30
Business Days, in the case of either
Net Cash Settlement or Net Share
Settlement and  of not less than two
Business Days in the case of Gross
Physical Settlement in connection
with the relevant Method of
Settlement.  Subject to the terms of
this Transaction, Party B shall give
Party A written notice of the Method
of Settlement.

Registration Notice:                    Party B agrees that subsequent to the
Effective Date it will not file any
registration statement, amend a
previously filed registration
statement or commence any of the
procedures set forth in Appendix A
attached hereto with respect to any
Shares that may be sold in connection
with Net Cash Settlement or Net Share
Settlement without providing notice
to, and receiving the consent of,
Party A, which consent shall not be
unreasonably withheld.

Sale Notification:                 If Party A sells any Shares acquired
pursuant to this Transaction in
either a Net Cash Settlement or a Net
Share Settlement, such sale(s) must
be in accordance with the terms and
conditions set forth herein and Party
A must notify Party B of such sale(s)
as provided herein  by telephonic
notice, promptly confirmed in
writing.

Settlement Terms:                  In respect of the Termination Date
Party B shall specify whether Gross
Physical Settlement, Net Cash
Settlement or Net Share Settlement is
to apply. In the event Party B fails
to specify the Method of Settlement
as provided herein, Party B shall be
deemed to have specified Gross
Physical Settlement as the Method of
Settlement in respect of such
Termination Date.

Adjustment Events:

Method of Adjustment:         Calculation Agent Adjustment.

Extraordinary Events:

Consequences of
Merger Events:           Following each Merger Event:

          (a)  Share-for-Share:    Alternative Obligation

(b)  Share-for-Other:    Alternative Obligation; provided
however, that if Other Consideration
consists of any securities (other
than New Shares) that are restricted
or otherwise not readily saleable by
Party A, then Cancellation and
Payment shall apply.

(c) Share-for-Combined: Alternative Obligation; provided however, that if Other Consideration consists of any securities (other than New Shares) that are restricted or otherwise not readily saleable by Party A, then Cancellation and
Payment shall apply.

Nationalization or Insolvency:     Cancellation and Payment


3.   Other Provisions:

Transfer:                          Neither the Transaction nor any
interest or obligation in or under
the Transaction may be transferred
(whether by way of security or
otherwise) by either party without
the prior written consent of the
other party, except that a party may
make a transfer of the Transaction
pursuant to a consolidation or
amalgamation with, or merger with or
into, or transfer of all or
substantially all its assets to,
another entity, or upon or after any
default of the other party.  Any
purported transfer that is not in
compliance with this paragraph will
be void.

Party B Representation and
Covenants:                              On each Exchange Business Day during
a Final Reference Share Price Pricing
Period and on all Valuation Dates
during the Initial Pricing Period,
Party B hereby represents and
warrants to Party A that, unless
Party B notifies Party A that such
day is not a Trading Day, it has
publicly disclosed all material
information necessary for Party B to
be able to purchase or sell Shares in
compliance with applicable federal
securities laws.  Party B hereby
represents and warrants to Party A
that: (i) it has entered into this
Transaction in connection with the
Share repurchase program announced
publicly on June 3, 1998, and July
13, 1999 for purposes consistent with
those stated in such public
disclosures and (ii) on the Trade
Date and on the Settlement Date,
Party B has available to it before
and immediately after any purchase of
Shares pursuant to this Transaction
such orders, consents or other
authorities as may be required by the
SEC pursuant to rules and regulations
of the Public Utility Holding Company
Act of 1935 (the "1935 Act"), with
respect to the execution, delivery
and performance of the forward
purchase obligations under this
Transaction , and (iii) on the filing
date of any registration statement or
the commencement of any offer not
involving a public offering in the
case of any Net Cash Settlement or
Net Share Settlement, the offering of
Shares (or New Shares as provided
herein), on the Settlement Date and
on each day during the Final Share
Price Pricing Period, will be made
pursuant to the orders, consents or
other authorizations that may be
required under the rules and
regulations promulgated under the
1935 Act , which will be in full
force and effect and, to Party B's
knowledge, will be free of any
pending or overtly threatened
proceedings contemplating the
revocation or modification of such
order; provided, however, in lieu of
making the representations and
warranties and agreeing to the
covenants set forth in clauses (i)
and (ii), Party B may deliver an
opinion of counsel addressing such
matters as Party A may reasonably
request and are customarily provided
in connection with the purchase and
sale of common stock, including,
without limitation, that Party B is
not subject to the 1935 Act, that no
authorization, consent or notice is
required in order for Party B to
perform any purchase or sale
obligation with respect to the Shares
other than any authorizations,
consents, filings or notices that may
be required under the 1933 Act and
any applicable state law that may be
required for the authorization of any
purchase of Shares.  Party B also
represents that it is not subject to
regulation by any state, county or
municipal agency, authority, board,
council or similar body having
authority or jurisdiction over Party
B within the meaning of any
applicable state law, order or
regulation or any municipal
government or authority with the
capacity or power to regulate
electric utility or gas utility
companies ("Local Regulators") and
all approvals and consents from or
notices to any Local Regulator
required by Party B to execute and
deliver the Confirmation and to
perform the Transaction and the
related transactions contemplated
thereby have been received or given
and remain in full force and effect.

Party B hereby agrees that from the
Trade Date through and including the
Settlement Date, it will comply in
all material respects with all
corporate or, if applicable, similar
laws affecting its ability to perform
its repurchase obligations under this
Transaction, including any such
requirements of the SEC or any Local
Regulator. In the event that Party B
reasonably believes that at any time
during the term of this Transaction
Party B would be prohibited from
performing its repurchase obligations
under this Transaction as currently
contemplated without delivering
notice to or obtaining the consent of
the SEC or any Local Regulator, Party
B will provide notice thereof to
Party A and designate a date for
Settlement, which shall be a date on
which Party B still satisfies such
requirements and for which no notice
or consent is required to perform the
repurchase obligations contemplated
by this Transaction.

Impossibility:                     If, notwithstanding any other
provision of this Confirmation, this
Transaction is terminated at a time
when any law, rule or regulation,
including without limitation, the
1935 Act or any applicable state law,
order or regulation, prevents Party B
from repurchasing the Number of
Shares, Gross Physical Settlement
shall not apply.  Each party agrees
that if delivery of the Shares on any
Settlement Date is subject to any
restriction imposed by a regulatory
authority (other than the federal
securities laws and the rules of the
SEC affecting Registered or Exempt
Offerings) that materially restricts
or prevents delivery of any such
Shares, the parties will negotiate in
good faith a procedure to effect
settlement of such affected Shares in
a manner which complies with any
relevant rules of such regulatory
authority.

     Party B Undertakings:              Party B hereby agrees that if it is
the object of any merger,
consolidation, amalgamation of Party
B with or into another entity (and
Party B is not the surviving entity)
or a third party acquires such number
of Shares or the right to control
such number of Shares (or the voting
power thereof) and the acquisition of
such number of Shares or the voting
power with respect thereto results in
the transfer of control of Party B
(within the meaning of Rule 405 of
the 1933 Act), then in the event that
(i) Alternative Obligation is elected
in respect of Consequences of Merger
Event - Share- for-Combined and (ii)
a material portion of  Shares are
exchanged or exchangeable for New
Shares (as defined in the Equity
Definitions), then Party B shall
transfer this Transaction to and
cause the issuer of such New Shares
to assume and perform each and every
obligation and satisfy each and every
condition precedent of Party B
arising under this Confirmation with
respect to any purchase or sale of
the Shares, including, but not
limited to, the representations,
agreements, and covenants that relate
to the Shares and any purchase or
sale thereof, the exercise or
election of any Method of Settlement
or Offering Method, the participation
and preparation of any materials
relating to any registration
statement in connection with any
Registered Offering of Shares, and
the determinations and decisions
relating thereto, modified in all
cases, mutatis mutandis, to apply to
the issuer and to the New Shares. Any
failure by Party B to transfer to and
cause the issuer of New Shares to
assume any undertakings, performance
or satisfaction of any such
obligations to the reasonable
satisfaction of Party A shall be
deemed an irrevocable exercise of
Gross Physical Settlement option as
the Method of Settlement that shall
be deemed to supersede any prior
exercise of any Method of Settlement
Option.

     Cessation and Suspension:               If at any time during the Term of
the
Transaction Party B is subject to any
legal or regulatory requirements
("Legal Requirements") or any
directly related policies or
procedures adopted by Party B with
respect to the Legal Requirements,
which, in Party B's reasonable
judgement requires it, or Party A if
acting on behalf of Party B, to
refrain from purchasing or selling
Shares on any Trading Day, Party B
shall give prompt telephonic notice
to Party A of the cessation of any
further purchases or sales of Shares
and the suspension of any further
purchases or sales of Shares (each, a
"Cessation Notice"), which cessation
and suspension shall remain in effect
until further notice from Party B.
Each telephonic notice of a Cessation
Notice shall be promptly confirmed in
writing.  Notwithstanding the
foregoing, the delivery of a
Cessation Notice shall not affect any
obligation of Party A to deliver or
receive Shares in settlement of any
purchase or sale of Shares agreed
prior to the delivery of the
Cessation Notice.

Issuer Repurchase Safe Harbor:     Assuming that Party B's conduct
complies with the requirements of
rule 10b-18 promulgated under the
1934 Act ("Rule 10b-18"), Party A
will use its best efforts to comply
with the manner of purchase, time,
price and volume requirements of Rule
10b-18 in connection with its
purchase of Shares under this
Transaction.

     Limited Liability:                 No shareholder or trustee of Party B
shall be held to any liability
whatever for the payment of any sum
of money or for damages or otherwise
under this Confirmation, and this
Confirmation shall not be enforceable
against any such trustee in their or
his or her individual capacities or
capacity and this Confirmation shall
be enforceable against the trustees
of Party B only as such, and every
person, firm, association, trust or
corporation having any claim or
demand arising under this
Confirmation and relating to Party B,
its shareholders or trustees shall
look solely to the trust estate of
Party B for the payment or
satisfaction thereof.

Securities Contract:               Each party hereby represents to the
other that it intends this
Transaction to be a securities
contract within the meaning of
Section 741 of Bankruptcy Code,  as
amended (11 U.S.C. <section>741).

4.   Credit Support Documents:     Party A:  None

                              Party B:  Collateral Appendix

5.   Account Details:

Payments to Party A:Bank One, NA
ABA #     071000013
A/C #:    48115380

Payments to Party B:     Fleet
ABA #          011500010
                              Acct No.: 50252481
                              Ref.:     NU Share Repurchase

Delivery of Shares
to Party A:         To be advised by written notice within 30 days
of the Trade Date

Delivery of Shares
to Party B:         To be advised by written notice within 30 days
of the Trade Date

6.   U.S. Private Placement Representations

     As this Transaction may constitute the sale by Party A to Party B in the case of this Transaction, and by Party B to Party A in the case of the Number of Shares, in each case of a Security or Securities (as defined in the 1933 Act), in addition to the representations contained in
Section 3 of the Agreement, Party B hereby represents to Party A in respect of this Transaction and Party A represents to Party B in respect of the Number of Shares (for purposes of this Section 6, the representation of Party A with respect to Securities shall be made with respect to the Number of Shares and the representation of Party B shall be made with respect to the Transaction, in accordance with Section 3 of the Agreement), as follows:

     (a) Each party is acquiring such Securities for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in any such Securities acquired by it;

     (b) Each party understands that the offer and sale by the other party of such Securities are intended to be exempt from registration under the 1933 Act, by virtue of Section 4(2) thereof. In furtherance thereof, each party represents and warrants that (i) it has the financial ability to bear the economic risk of its investment and has adequate means of providing for its current needs and other contingencies, (ii) it is experienced in investing in forward purchase contracts and similar instruments and has determined that such securities are a suitable investment for it, and (iii) it is an institution that qualifies as an "accredited investor" as that term is defined in Regulation D under the 1933
Act; and

     (c) Each party has been given the opportunity to ask questions of, and receive answers from, the other party concerning the terms and conditions of such Securities and concerning the financial condition and business operations of the other party and has been given the opportunity to obtain such additional information necessary in order for each party to evaluate the merits and risks of purchase of such Securities to the extent the issuer of the Securities possesses such information or can acquire it without unreasonable effort or expense.

     (d)  The Shares shall bear a legend substantially as set forth below:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE
"ACT") OR ANY STATE SECURITIES LAWS ("BLUE SKY LAW") ANY MAY
NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF
WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE BLUE
SKY LAW OR UNLESS SUCH SALE, TRANSFER, PLEDGE OR OTHER
DISPOSITION IS EXEMPT FROM REGISTRATION THEREUNDER.


     Each party hereby acknowledges that it understands and agrees that disposition of any such Securities is restricted in the manner set forth under the Agreement, the 1933 Act and state securities laws. For example, such Securities have not been registered under the 1933 Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they have been registered under the 1933 Act and under the applicable laws of such states or an exemption from such registration is available.

7.   Miscellaneous:

(a) Any and all notices, demands, or communications of any kind relating to this Transaction, including without limitation, any option exercise notice, between Party A and Party B shall be transmitted to the following addresses:

Party A:

Bank One, NA
1 Bank One Plaza, IL1-0045
Attention: Global Derivative Products
Telephone No.:  (312) 732-8580
Facsimile No.:  (312) 732-5645

Party B:

Northeast Utilities
107 Selden Street
Berlin, CT   06037
Facsimile No.:
Telephone No.:
Attention:

(b) The date and time of the Transaction evidenced hereby will be furnished by Party A to Party B upon written request.

     (c) Party A and Party B each represents and agrees (i) that this Transaction is not unsuitable for it in the light of such party's financial situation, investment objectives and needs and (ii) that it is entering into this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other.

(d) When selling any Shares pursuant to this Transaction, Party A shall determine the number of Shares to be sold on any Trading Day and the price or prices at which such Shares are sold, provided, however, that it shall act in a commercially reasonable manner and on commercially reasonable terms, and shall comply with applicable securities laws, rules and regulations, applicable to it and the Transaction (including sales relating thereto).

(e) Party A and Party B hereby acknowledge and agree that the execution and delivery of this Confirmation by Party A does not constitute a commitment or an obligation of Party A to purchase or sell any Shares or any other security as principal.

8.   Performance by Designee:

Notwithstanding any other provisions of this Confirmation, in any Transaction calling for Party A to purchase, sell, receive or deliver any shares or other securities, Party A may designate any of its affiliate entities to purchase, sell, receive or deliver such shares or other securities instead and otherwise to perform Party A's obligations in respect of such transactions, and any such designee may assume any such obligations. Party B need not be notified of such designation and such designation shall not relieve Party A of any obligation hereunder. However, if any such obligation shall be performed by such designee, Party A shall be discharged of its obligations to Party B to the extent of such performance.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                              Yours sincerely,

                              BANK ONE, NA


     By:
     Name:
     Title:

                              BANK ONE, NA


     By:
     Name:
     Title:


                              NORTHEAST UTILITIES


     By:
     Name:
     Title:





                                   APPENDIX A
                                       TO
                           CONFIRMATION OF TRANSACTION
                                    BETWEEN
                             BANK ONE, NA (Illinois)
                                      AND
                             NORTHEAST UTILITIES


Unless otherwise agreed in writing by Party A and Party B with respect to specific sales of Shares or specific Shares to be delivered by Party B, the provisions of this Appendix A shall apply to all Shares in satisfaction of a Party B Net Cash Settlement or Net Share Settlement Delivery including the resale of the Number of Shares which were acquired in a transaction not involving any public offering and, in the case of Net Share Settlement, any additional Shares (collectively, the "Shares").

(a) Party B shall have reserved and have available, out of its authorized but unissued capital stock, for the purpose of effecting the payment of any Party B Net Cash or Net Share Settlement Delivery in Shares as provided in the Confirmation, the full number of shares of capital stock that would then be issuable with respect to such payment.

(b) Party B shall have filed with the SEC a registration statement on Form S-3 or such other form as is acceptable to Party A; such registration statement shall have been declared effective with respect to such Shares (the "Registration Statement") and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission. Party B, at the request of Party A, shall deliver an underwriting agreement naming Party A, or its designee, as underwriter, together with such other agreements, certificates and instruments as Party A may reasonably require either pursuant to such underwriting agreement or as are customarily provided together with such underwriting agreement.

(c) Party B shall have registered or qualified such Shares under such securities or "blue sky" laws of such States and other jurisdictions in the United States and Puerto Rico as Party A or any underwriter shall have reasonably requested, and shall have done any and all other acts and things as may be reasonably necessary to be done by Party B to enable Party A or any underwriter to consummate the disposition in such jurisdictions of the Shares covered by the Registration Statement; provided that Party B shall not be required to make any filing or take any action as a result of this paragraph
(c) that would required it to qualify as a foreign corporation or file a general consent to service of process in any jurisdiction.

(d) Party B shall have caused such Shares and the issuance thereof to be registered with or approved by such other governmental agencies or authorities in the United States as may be reasonably necessary to be done by Party B to enable Party A or any underwriter to consummate the disposition of such Shares.

(e) Party B shall have (i) given Party A and its underwriter(s), if any, and their respective counsel and accountants, the opportunity to participate in the preparation of all materials filed with the SEC or any other governmental agency (the "Filed Materials") prior to the first day of such Final Reference Share Price Pricing Period, (ii) furnished to each of them copies of all such Filed Materials (and all documents incorporated therein by reference) sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon, (iii) given each of them such opportunities to discuss the business of Party B with its officers and the independent public accountants who have issued a report on its financial statement as shall be reasonably necessary, in the opinion of Party A and such underwriter(s) or their respective counsel, to conduct a reasonable investigation (within the meaning of the 1933 Act, as amended) with respect to such Filed Materials, (iv) delivered to Party A and its underwriter(s), if any, the financial statements of Party B filed with the SEC, (v) included in such Filed Materials material, furnished to Party B in writing, which in the reasonable judgment of Party A or its underwriter(s), if any, subject to the consent of Party B (which shall not be unreasonably withheld), should be included with respect to Party A, Party A's underwriter(s) and the "Plan of Distribution", including, without limitation, language to the effect that the holding by Party A of the Shares is not to be construed as a recommendation by Party A of the investment quality thereof and (vi) if requested by Party A, deleted from such Filed Materials any reference to Party A if in the written opinion of counsel to Party A, in form and substance to Party B, such reference to Party A by name or otherwise is not required by the 1933 Act or any similar Federal statute then in force.

(f) Party B shall have furnished to Party A and any underwriter, addressed to Party A and any such underwriter and dated the first day of the Final Reference Share Price Pricing Period, (i) an opinion of counsel for Party B (which opinion may be from internal counsel for Party B) and (ii) a "cold comfort" letter signed by the independent public accountants who have issued a report on Party B's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Shares and the offering, sale and issuance thereof as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriter(s) in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as Party A may have reasonably requested.

(g) Party B shall have complied with all applicable provisions of the 1933 Act and the 1934 Act and the Public Utility Holding Company Act of 1935, all applicable rules of the SEC and all other applicable laws, rules and regulations of any governmental or regulatory authority with respect to such Filing Materials and such Shares and the offering, sale and issuance thereof.

(h) Party B shall have caused all such Shares to be listed on the Exchange and on each securities exchange on which Party B has caused similar securities issued by Party B to be listed.

(i) Party B shall have provided a transfer agent and registrar for such Shares.

(j) Party B shall have taken such other actions as Party A or any underwriter of such Shares shall have reasonably requested in order to expedite or facilitate the disposition of such Shares.

(k) Party B shall provide Party A and its underwriter(s), if any, with indemnity and contribution in form and substance acceptable to Party A covering such matters relating to the Shares, the Filed Materials, and such other matters as Party A shall reasonably request.

(l) Party B shall have paid all customary costs and expenses reasonably incurred in connection with the foregoing.

(m)  Party B shall deliver all such registered Shares through the Clearance
System.


                                  APPENDIX B
                                      TO
                          CONFIRMATION OF TRANSACTION
                                    BETWEEN
                            BANK ONE, NA (Illinois)
                                      AND
                             NORTHEAST UTILITIES

                  [Letterhead of Bank One, NA (Illinois)]


                              [Date]


TO:  Northeast Utilities
     107 Selden Street
     Berlin, CT   06037
     Attention:
     Telephone No.:
     Facsimile No.:

FROM:     Bank One, NA
1 Bank One Plaza, IL1-0045
     Attention: Global Derivative Products
     Telephone No.:  (312) 732-8580
     Facsimile No.:  (312) 732-5645

RE: Transaction between Northeast Utilities ("Counterparty") and Bank One, NA ("Bank One")

As provided in the Confirmation dated as of December 9, 1999, between Bank One and Counterparty (the "Confirmation") of which this Appendix forms a part, Counterparty has agreed to review this revised Appendix B in connection with the acquisition of Shares promptly upon receipt and either sign it indicating agreement to Bank One's revisions hereto and return it to Bank One or notify Bank One of any disagreement with respect to such revisions so that errors or discrepancies can be promptly identified and rectified, and Counterparty shall be deemed to have agreed to Bank One's revisions hereto if Counterparty does not notify Bank One of a disagreement with respect to such revisions by the close of business on the second Exchange Business Day following actual receipt hereof, absent manifest error. Capitalized terms used herein that are not otherwise defined shall be defined as provided in the Confirmation.













Trading Day    Accumulated    Average Share  Notional  Interpolated
          Adjusted       Price     Amount    USD-LIBOR- BBA
          Principal                for the Funding
          Share                    Day corresponding
          Amount                   to the Trading Day


                                        %
                                        %
                                        %
                                        %
                                        %
                                        %
Totals:                  $         $

Please confirm your agreement to be bound by the terms stated herein by executing this Appendix B or by sending to us a telex or letter, signed by a vice president or above, by the close of business on the Exchange Business Day next following actual receipt of this Appendix B by Counterparty to the attention of [Name] [Address] at Fax No. (xxx) xxx-xxxx substantially in the form below:

Quote

We acknowledge receipt of your fax dated [           , 199  ], with respect
to an update of Appendix B to the above-referenced Transaction between Bank One, NA (Illinois) and Northeast Utilities in respect of a Trade Date of
[December   , 1999], and confirm that such fax correctly sets forth the terms of our agreement relating to the Transaction described therein. Very truly yours, Northeast Utilities, by (specify name and title of authorized officer).

Unquote

Yours sincerely,

Bank One, NA

By:
Name:
Title:

Confirmed as of the date first above written:

Northeast Utilities

By:
Name:
Title: